Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

         Pursuant to 18 U.S.C. §1350, the undersigned Chief Executive Officer of Avnet, Inc. (the “Company”) hereby certifies that the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 27, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 11, 2002

/s/ Roy Vallee

Roy Vallee
Chief Executive Officer

         The foregoing certification is being furnished solely pursuant to 18 U.S.C. §1350 and is not being filed as part of the Report or as a separate disclosure document.